UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 13, 2022
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
312-6800

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.
On June 13, 2022, CrossFirst Bankshares, Inc. ("CrossFirst") announced an agreement under which CrossFirst’s bank
subsidiary, CrossFirst Bank (“CFB Bank”), will acquire Central Bancorp, Inc.’s (“Central”) bank subsidiary, Farmers &
Stockmens Bank (“F&S Bank”), for approximately $75 million in cash. F&S Bank currently has Central Bank & Trust
branches in Colorado and Farmers & Stockmens Bank branches

in New Mexico.
CrossFirst issued a press release announcing
the agreement among CrossFirst, CFB Bank, Central and F&S Bank, which is attached hereto as Exhibit 99.1 and
incorporated herein by reference.
The transaction is currently expected to be $0.17, or 11.7%, accretive to CrossFirst’s earnings per share in 2023,
assuming fully-phased in cost savings. The earnings per share accretion estimates are based on anticipated cost savings of
20% of F&S Bank’s non-interest expense and do not include any impact due to potential revenue synergies, although
opportunities have been identified.

An investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by
reference.
The transaction is currently expected to close in the second half of 2022,

subject to approval by Central shareholders
and bank regulatory authorities, as well as the satisfaction of other customary closing conditions.
The information in Item 7.01 of this report (including Exhibits 99.1 and 99.2)

is being furnished pursuant to Item 7.01
and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act")
or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under
the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1
Press Release of CrossFirst Bankshares, Inc. dated June 13, 2022
99.2
Investor Presentation - Project West
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant

to

the requirements

of

the Securities

and

Exchange Act

of 1934,

the Registrant

has

duly

caused

this report

to be

signed

on its
behalf by the undersigned hereunto duly authorized.
Date: June 8, 2022 CROSSFIRST BANKSHARES, INC.
By: /s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer